Exhibit 99.1 Press Release

EOS PETRO AND GEM SIGN STOCK PURCHASE AGREEMENT VALUED AT UP TO $400 MILLION

LOS ANGELES, July 15, 2013 – Eos Petro, Inc. (“Eos”) announced today that it has signed a stock purchase agreement with GEM Global Yield Fund, a member of the Global Emerging Markets Group (“GEM”), which formalizes a commitment from GEM, announced by Eos in January, to fund Eos with an aggregate of up to $400 million, through a stock subscription agreement for Eos’ acquisition of domestic and international oil and gas assets, as well as for working capital.

Under the terms of the formalized agreement, Eos can access the funds, with limited restrictions, at Eos’ request and discretion through the issuance of common stock.

“We continue to be very encouraged by our financial and operating results in fiscal 2013,” said Nikolas Konstant, Eos’ Board Chairman. “Significant oil production growth continues to result from our recent capital expenditures for drilling in the Illinois Basin, and with the formalizing of our financing agreement with GEM, we can now keep our focus on executing our production and acquisition strategies to increase shareholder value without being distracted by the need to raise additional capital.”

About Global Emerging Markets (“GEM”)

Global Emerging Markets Limited, www.gemny.com, was founded in 1991 and is an alternative investment group that manages a diverse set of investment vehicles across the world.

About Eos Petro, Inc. (“Eos”)

Eos Petro, Inc. is an American company primarily in the business of acquiring, exploring and developing oil and gas-related assets, both domestically and internationally. The company’s current, active properties are located in the Illinois Basin. Additional information can be found on the company's website at www.eos-petro.com, which is presently under construction.

Forward Looking Statements

This press release contains or is based upon projections, expectations, beliefs, plans, objectives, assumptions, descriptions of future events or performances and other similar statements that constitute “forward looking statements” that involve risks and uncertainties, many of which are beyond our control. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “will continue,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” and similar expressions. All statements, other than statements of historical facts, included in this press release regarding our expectations, objectives, assumptions, strategy, future operations, well production, financial position, estimated revenue or losses, projected costs, prospects and plans and objectives of management are forward-looking statements. All forward-looking statements speak only as of the date of this press release. Our actual results could differ materially and adversely from historical results and from those anticipated in such forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: well production variances, production interruptions, decreases in the price for oil and natural gas, changes in competitive commodity prices, increases in the cost or unavailability of production or transportation equipment or services, general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Eos’ filings with the Securities and Exchange Commission. It is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained or implied in any forward-looking statement. We undertake no obligation to update any forward-looking statements or other information contained herein. Stockholders and potential investors should not place undue reliance on these forward-looking statements. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements in this press release are reasonable, we cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future

Company Contact

Nikolas Konstant, Chairman

Eos Petro, Inc.

+1 310.552.1555

Investor Relations Contact

Michael Briola, Partner

Anubis Partners, LLC

+1 541.482.0919

mbriola@anubispartners.com